Concentration of Risk	12 Months Ended
Dec. 31, 2017
Risks and Uncertainties [Abstract]
Concentration of Risk
Concentration of Risk
During the years ended December 31, 2017, 2016 and 2015, our advisory revenue was primarily derived from our advisory agreements with Ashford Trust and Ashford Prime. Further, OpenKey and Pure Rooms generated revenue through contracts with Ashford Trust OP and Ashford Prime OP, as summarized in the table below, stated as a percentage of the consolidated subsidiaries’ total revenues:

	Year Ended December 31,
	2017	2016	2015
Percentage of total revenues from Ashford Trust OP and Ashford Prime OP(1)
J&S (2)	2.2%	—%	—%
Pure Rooms	45.6%	—%	—%
OpenKey	28.4%	9.1%	—%
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(1)	See note 17 for details regarding our related party transactions.

(2)	Represents percentage of revenues earned by J&S from customers at Ashford Trust and Ashford Prime hotels. See note 2 for the discussion of audio visual revenue recognition policy.
As of December 31, 2017, our operations include consolidated J&S net assets of $2.3 million and $399,000 located in Mexico and Dominican Republic, respectively. For discussion of revenues by geographic location see note 19 to our consolidated financial statements.
Financial instruments that potentially subject us to significant concentrations of credit risk consist principally of cash and cash equivalents. We are exposed to credit risk with respect to cash held at financial institutions and U.S. government treasury bond holdings. Our counterparties are investment grade financial institutions.